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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 25, 1999



                            PREFERRED NETWORKS, INC.
             (Exact name of Registrant as Specified in its Charter)


             Georgia                       0-27658                58-1954892
 (State or other jurisdiction of       (Commission File        (I.R.S. Employer
  incorporation or organization)           Number)              Identification
                                                                     Number)

                       850 Center Way, Norcross, GA 30071
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (770) 582-3500
               (Registrant's telephone number including area code)

                                 Not Applicable
              (Former name, former address and former fiscal year,
                           if changed since last year)


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Item 4.                    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)               Previous independent auditors

                           (i) On October 25, 1999, Ernst & Young LLP ("E&Y") resigned as the Registrant's independent auditors by delivering a letter to the Registrant informing the Registrant of the cessation of the client-auditor relationship between the Registrant and E&Y.

                           (ii) The reports of E&Y on the Registrant's consolidated financial statements for the past two years, the most recent of which is the fiscal year ended December 31, 1998, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, their report for the fiscal year ending December 31, 1998 includes an explanatory paragraph that describes the uncertainty over the Registrant's ability to continue as a going concern as described in Note 2 to the consolidated financial statements.

                           (iii) In connection with the audits of the Registrant's consolidated financial statements for each of the two most recent fiscal years, and in the subsequent interim period, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the Registrant's consolidated financial statements.

                           (iv) The Registrant has requested and E&Y has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Form 8-K.

                  (b)      New independent accountants

                           The Registrant is currently seeking a firm to serve as its principal independent accountants and intends to have a successor firm engaged not later than December 31, 1999, the end of its current fiscal year.

         Item7.            FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           16.1 Letter from Ernst & Young LLP dated October 27, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PREFERRED NETWORKS, INC.

Date:  October 27, 1999                By:   /s/ Kathryn Loev Putnam
                                             ----------------------------------
                                                Senior Vice President and Chief
                                                Financial Officer